Exhibit 10.5
                                BROKER AGREEMENT
                  HOME EQUITY LOAN AND LINE OF CREDIT PROGRAMS

         THIS AGREEMENT is made this 21st day of July 1999 by and between WESTMARK MORTGAGE CORPORATION (hereinafter referred to as "Broker"), and CHASE MANHATTAN MORTGAGE CORPORATION, a New Jersey corporation, on behalf of itself and on behalf of CHASE MANHATTAN BANK USA, N.A., the lender (individually and jointly "Chase").

         WHEREAS, from time to time, Broker agrees to submit to Chase, home equity loan and line of credit application packages ("packages"); and

         WHEREAS, Chase desires to accept packages from Broker for loans and lines of credit;

         NOW, THEREFORE, in mutual consideration of the promises herein contained, the parties agree as follows:

A.       LOAN AND LINE OF CREDIT PACKAGES
         --------------------------------

         1. Broker shall, in its sole discretion, decide which packages are to be submitted to Chase.

         2. Chase shall, in its sole discretion, decide which of the packages will be either accepted or rejected. Chase shall also, in its sole discretion, decide under what terms and in what amount each such loan or line of credit will be made.

B.       SUBMITTAL AND FREE PROCEDURES
         -----------------------------

         1. Broker will obtain from the customer all information and signatures necessary to completely process each package submitted to Chase, will obtain all verifications and appraisals required by Chase, and will deliver all required documentation to Chase in proper form to enable Chase to approve or disapprove the loan or line of credit application as submitted.

         2. If Chase should close any additional loans or lines of credit with any customers submitted to Chase by Broker, subsequent to the initial submittal by Broker to Chase, Chase shall not be required to pay any additional fee(s) to Broker.

C.       WARRANTY
         --------

         1. Broker represents and warrants to Chase that it has all necessary licenses, qualifications and registrations needed to engage in the business conducted by Broker and the activities contemplated by this Agreement.

         2. Broker warrants that the information contained in all documents submitted to Chase in connection with each package, including, but not limited to, the loan or line of credit application, estimate of settlement charges, schedule of real estate owned, deposit verifications, employment verifications, loan verifications, statement of loan or line of credit purpose, and appraisal, is true, complete and accurate to the best information and belief of Broker, its employees and agents.

         3. Broker warrants and agrees to deliver to each applicant any disclosures and information mandated by State and Federal law.

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D.       COMPENSATION
         ------------

         1. Broker compensation from Chase regarding loans shall be based on actual services performed according to the Federal Real Estate Settlement Procedures Act of 1974, as amended, and Regulation X thereunder.

         2. Broker compensation from Chase for actual services performed regarding lines of credit shall be solely in accordance with the attached Schedule A.

         3. Final settlement of all amounts due Broker shall be made alter the rescission period has elapsed. No amounts will be payable to Broker by Chase or applicant thereafter.

         4. Broker represents that any compensation received by Broker from applicant shall be permitted by applicable law and any applicable professional responsibility standards and shall not exceed the fair market value of its service. Broker will not accept additional fees or other compensation of any type except as permitted by applicable law and disclosed in writing to applicant and Chase.

E.       COMPLIANCE
         ----------

         1. The validity, interpretation, enforcement and effect of this Agreement shall be governed by the laws of the State of Ohio.

         2. With regard to both Broker activity in general and each package submitted, Broker shall comply with all applicable State and Federal laws, rules and regulations, including, but not limited to:

                  a) Federal Truth in Lending Act of 1969, as amended, and the Federal Reserve Regulation Z thereunder;

                  b) Federal Equal Credit Opportunity Act (ECOA) and the Federal Reserve Regulation B thereunder;

                  c)       Federal Fair Credit Reporting Act;

                  d) Federal Real Estate Settlement Procedures Act of 1974, as amended, and Regulation X thereunder;

                  e) Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994;

                  f)       Fair Housing Act;

                  g)       Home Mortgage Disclosure Act;

                  h) Financial Institutions Reform Recovery and Enforcement Act of 1989.

         3. Upon request, Broker shall furnish to Chase evidence, in a form satisfactory to Chase, of any action taken by Broker to comply with such laws, including copies of any notice or disclosure form furnished to an applicant.

         4. This Agreement shall bind and inure to the benefit of any successors, assignees, subsidiaries and/or affiliates of Broker and Chase. Broker cannot transfer any rights therein or assign this Agreement without the written consent of Chase. Chase may assign this Agreement to any of its subsidiaries or affiliates without the written consent of Broker.

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         5.       Should any provision of this Agreement for any reason be
                  declared invalid, such a decision shall not affect the validity of the remaining provisions which shall remain in full force and effect as if this Agreement had been executed with the Invalid provision eliminated.

         6. Chase will, at no time, represent themselves to be an agent for Broker or in any way represent themselves as having any affiliation with Broker.

         7. At no time will Broker represent themselves to be an agent for Chase or in any way represent themselves as having any affiliation with Chase. Broker shall have no authority to bind Chase in any respect. Broker shall not use or refer to Chase's name in any form of advertising or written materials, except as may be required by law or specifically licensed to do so by Chase in writing.

F.       INDEMNIFICATION
         ---------------

         Broker shall indemnify and hold harmless Chase from any loss, damage, cost or expense, including all attorney fees, resulting from the breach by the Broker of any of its agreements or the inaccuracy of any representation or warranty made by Broker. This indemnification shall survive any termination or cancellation of this Agreement.

G.       TERMINATION
         -----------

         1. Either Chase or Broker may terminate this Agreement, by giving the other not less than thirty (30) days prior written notice thereof by certified mail, return receipt requested.

         2. A termination notice made by Chase shall be mailed to the following address:

                  Westmark Mortgage Corporation
                  Attention:  Payton Story III
                  8000 North Federal Highway
                  Boca Raton, FL 33487

         3. A termination notice made by Broker shall be mailed to the following address:

                  Jack Nunnery, Customer and Risk Management
                  Chase Manhattan Mortgage Corporation
                  10151 Deerwood Park Blvd., Bldg. #400
                  Jacksonville, Florida  32258

         4. Any loans or lines of credit made by Chase to customers referred by Broker during the thirty (30) day termination period are subject to the terms of this Agreement.

H.       AGREEMENT EXECUTION
         -------------------

         1. Broker represents that this Agreement does not conflict with the provisions of any other agreement to which the Broker is a party and that this Agreement is a legal, valid and binding obligation of Broker. Broker will notify Chase immediately of any material changes in its ownership, financial condition or management.

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         2.       This Agreement constitutes the whole of the parties agreement regarding the subject matter hereof, and all other agreements, oral or written, are superseded. Any amendments or modifications of this Agreement shall only be valid in writing, signed and executed by each of the parties.

         This Agreement is executed as of the date first above written.

BROKER                                      CHASE MANHATTAN MORTGAGE CORPORATION


By: /S/ PAYTON STORY, III                   By:
   ----------------------------                -----------------------------

Title: PRESIDENT/COO                        Title:
      -------------------------                   --------------------------

By: /S/ IRVING H. BOWEN
   ----------------------------

Title: CHIEF FINANCIAL OFFICER
       ------------------------

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                                BROKER AGREEMENT
                       HOME EQUITY LINE OF CREDIT PROGRAM

                                   SCHEDULE A

LINE OF CREDIT PACKAGES
-----------------------

All Line of Credit packages must be submitted according to the terms indicated below.

|X| Provide prospective customers with information and applications for a Chase Home Equity Line of Credit.

|X| Help applicant complete the application and provide continued liaison relationship between applicant and Chase to work through details of the transaction.

|X|  Collect required income and wage verification documentation.

|X|  Obtain credit report.

|X| Order, receive and review appraisal. If combined first and second mortgage amount exceeds $500,000, the appraiser must be on Chase Approved Appraiser Panel List. If combined first and second mortgage amount is less then $500,000, appraisal* accepted from any appraiser meeting the following criteria:

         |X|  Appraiser must be state licensed/certified
         |X| Subject property must be physically inspected by state licensed/certified appraiser
         |X| Copy of appraiser's license must accompany each appraisal submitted

|X| Order, receive and review title from approved title management coordinators.

|X| Forward file within 24 hours to the Chase Home Equity Regional Processing Center.

|X|  Coordinate the closing with Chase approved closing agent.

|X| Provide such other administrative services and tasks as detailed in Chase's Operational Procedures.


Broker Compensation: $400 for each closed transaction that has not been rescinded.

* CHASE WILL PROVIDE AN APPRAISER REVIEW LIST. THE REVIEW LIST CONTAINS APPRAISERS WHO, IF USED, WILL REQUIRE A FIELD REVIEW BY G. F. HANSON LOAN QUALITY SERVICES AT THE BROKER'S EXPENSE.